SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  July 23, 2004
------------------------------
(Date of earliest event reported)


  Wachovia Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004, relating to the Wachovia
        Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through
                         Certificates, Series 2004-C12)
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      North Carolina              333-108944-05               56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



   301 South College Street, Charlotte, North Carolina       28288-0166
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          (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (704) 374-6161


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Item 5.  Other Events.

            On July 8, 2004, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C12 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of July 1, 2004, among Wachovia Commercial Mortgage Securities, Inc. as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer, Clarion Partners, LLC, as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty-four classes (each, a "Class") of Certificates, eight of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates" and the "Class E Certificates" (collectively, the "Offered Certificates"); and sixteen of which Classes are designated as the "Class A-1A Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the " Class O Certificates", the "Class P Certificates", the "Class MAD Certificates", the "Class IO Certificates", the "Class Z Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 96 commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,063,096,509. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Loans") were acquired by the Registrant from Wachovia Bank, National Association ("Wachovia") pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between the Registrant and Wachovia, certain of the Mortgage Loans (the "Citigroup Loans") were acquired by the Registrant from Citigroup Global Markets Realty Corp. ("Citigroup") pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between the Registrant and Citigroup, certain of the Mortgage Loans (the "Eurohypo Loans") were acquired by the Registrant from Eurohypo AG, New York Branch ("Eurohypo") pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between the Registrant and Eurohypo and certain of the Mortgage Loans (the "Artesia Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia", and collectively with Wachovia, Citigroup and Eurohypo, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between the Registrant and Artesia. The source of funds for payment of the purchase price for the Wachovia Loans, the Citigroup Loans, the Eurohypo Loans and the Artesia Loans paid by the registrant to the Sellers was derived from the sale of the Certificates by the Registrant to Wachovia Capital Markets, LLC ("Wachovia Securities"), Citigroup Global Markets Inc. ("Citigroup Global Markets"), J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. pursuant to an Underwriting Agreement, dated June 29, 2004, among the Registrant, Wachovia, Wachovia Securities, Citigroup Global Markets, J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated June 29, 2004, among the Registrant, Wachovia, Wachovia Securities and Citigroup Global Markets (pertaining to the Class A-1A, Class IO, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class MAD Certificates). The Registrant is a wholly-


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



owned limited purpose finance subsidiary of Wachovia. On July 1, 2004, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 17, 2004, and the Prospectus Supplement, dated June 29, 2004 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements - Not Applicable.

(b) Pro Forma Financial Information - Not Applicable.

(c) Exhibits.

Item 601(a) of
Regulation S-K
Exhibit No.          Description
-----------          -----------

(1.1) Underwriting Agreement, dated June 29, 2004, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc.

(4.1) Pooling and Servicing Agreement, dated as of July 1, 2004, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, Clarion Partners, LLC., as special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent.

(99.1) Mortgage Loan Purchase Agreement, dated as of July 1, 2004 between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association.

(99.2)               Mortgage  Loan  Purchase  Agreement,  dated  as of  July 1,
                     2004, between Wachovia Commercial Mortgage Securities, Inc. and Citigroup Global Markets Realty Corp.

(99.3)               Mortgage  Loan  Purchase  Agreement,  dated  as of  July 1,
                     2004, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation.

(99.4)               Mortgage  Loan  Purchase  Agreement,  dated  as of  July 1,
                     2004, between Wachovia Commercial Mortgage Securities, Inc. and Eurohypo AG, New York Branch.


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


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.


                                   By: /s/   William J. Cohane
                                       ---------------------------------------
                                       Name:  William J. Cohane
                                       Title: Managing Director

Date:  July 23, 2004


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